Exhibit 1.1
Execution Version
4,500,000
Buckeye Partners, L.P.
Units Representing Limited Partner Interests
UNDERWRITING AGREEMENT
January 28, 2011
Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
Barclays Capital Inc.
Citigroup Global Markets Inc.
Goldman, Sachs & Co.
Wells Fargo Securities, LLC
     As Representatives of the several Underwriters named in Schedule 1 attached hereto
c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated
One Bryant Park
New York, New York 10036
Ladies and Gentlemen:
     BGH GP Holdings, LLC, a Delaware limited liability company (the “Selling Unitholder”), a unitholder of Buckeye Partners, L.P., a Delaware limited partnership (the “Partnership”), proposes to sell 4,500,000 units representing limited partner interests in the Partnership (the “Firm Units”) to the Underwriters named in Schedule 1 attached hereto (the “Underwriters”), for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co. and Wells Fargo Securities LLC are acting as representatives (the “Representatives”). In addition, the Selling Unitholder proposes to grant to the Underwriters an option to purchase up to 675,000 additional units representing limited partner interests in the Partnership (the “Option Units”) on the terms set forth in Section 3 hereof. The units representing limited partner interests in the Partnership are hereinafter collectively called the “LP Units.” The Firm Units and the Option Units, if purchased, are hereinafter collectively called the “Units.” This is to confirm the agreement concerning the purchase of the Units from the Selling Unitholder by the Underwriters.
     1. Representations, Warranties and Agreements of the General Partner and the Partnership. Buckeye GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), and the Partnership, jointly and severally, represent, warrant and agree that:
     (a) Effectiveness of Registration Statement. A registration statement on Form S-3 relating to the Units has (i) been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such registration statement and any amendments thereto have been delivered by the Partnership to the Representatives. As used in this Agreement:
     (i) “Applicable Time” means 8:15 a.m. (New York City time) on the date of this Agreement;
     (ii) “Base Prospectus” means the base prospectus filed as part of such registration statement, in the form in which it has been most recently amended on or prior to the date hereof, relating to the Units;
     (iii) “Effective Date” means any date as of which any part of such registration statement or any post-effective amendment thereto relating to the Units became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;
     (iv) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the offering of the Units;
     (v) “Preliminary Prospectus” means any preliminary prospectus relating to the Units, including the Base Prospectus and any preliminary prospectus supplement thereto, included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations;
     (vi) “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, if any, together with (A) each Issuer Free Writing Prospectus filed or used by the Partnership on or before the Applicable Time and identified on Schedule 2A attached hereto, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 of the Rules and Regulations, and (B) the information included on Schedule 2B attached hereto;
     (vii) “Prospectus” means the final prospectus relating to the Units, including the Base Prospectus and the prospectus supplement thereto, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and
     (viii) “Registration Statement” means such registration statement, as amended as of the Effective Date, including any Preliminary Prospectus and the Prospectus and all exhibits to such registration statement.
Any reference to the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to any amendment to the Registration Statement shall be deemed to include any periodic or current report of the Partnership filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding for any such purpose or pursuant to Section 8A of the Securities Act against the Partnership or relating to the offering of the Units has been instituted or threatened by the Commission.
     (b) Status. The Partnership was not at the earliest time after filing of the Registration Statement at which the Partnership or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules and Regulations) of the Units an “ineligible issuer” (as defined in Rule 405 of the Rules and Regulations). The Partnership has been since the time of initial filing of the Registration Statement and continues to be eligible to use Form S-3 for the offering of the Units.
     (c) Conformity to Securities Act. The Registration Statement conformed and will conform in all material respects, on the Effective Date and on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects, when filed with the Commission, to the requirements of the Securities Act and the Rules and Regulations. The most recent Preliminary Prospectus conforms on the date hereof, and the Prospectus and any amendment or supplement thereto will conform in all material respects, when filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and on the applicable Delivery Date, to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in the Pricing Disclosure Package or the Prospectus conformed or will conform in all material respects, when filed with the Commission, to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.
     (d) Misleading Statements — Registration Statement. The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership by the Representatives on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f) hereof.

     (e) Misleading Statements — Prospectus. The Prospectus and any amendment or supplement thereto will not, as of its date and on the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership by the Representatives on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f) hereof.
     (f) Misleading Statements — Documents Incorporated by Reference. The documents incorporated by reference into the Registration Statement, the Pricing Disclosure Package and the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact (i) solely in the case of the Registration Statement, required to be stated therein or (ii) necessary to make the statements therein (in the case of the documents incorporated by reference into the Pricing Disclosure Package or the Prospectus, in the light of the circumstances under which they were made) not misleading.
     (g) Misleading Statements — Pricing Disclosure Package. The Pricing Disclosure Package will not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership by the Representatives on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f) hereof.
     (h) Misleading Statements — Free Writing Prospectuses. Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433 of the Rules and Regulations), when considered together with the Pricing Disclosure Package as of the Applicable Time, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (i) Free Writing Prospectuses. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Partnership has complied with all prospectus delivery requirements and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Partnership has not made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriters. The Partnership has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations.

     (j) Formation, Good Standing and Qualification of the General Partner, Mainline GP, Wood River, Energy Holdings, Gas Storage, Buckeye Terminals, Lodi Gas, Energy Services, Transportation and Atlantic Holdings. Each of the General Partner, MainLine GP, LLC, a Delaware limited liability company (“MainLine GP”), Wood River Pipe Lines LLC, a Delaware limited liability company (“Wood River”), Buckeye Energy Holdings LLC, a Delaware limited liability company (“Energy Holdings”), Buckeye Gas Storage LLC, a Delaware limited liability company (“Gas Storage”), Buckeye Terminals, LLC, a Delaware limited liability company (“Buckeye Terminals”), Lodi Gas Storage, L.L.C., a Delaware limited liability company (“Lodi Gas”), Buckeye Energy Services LLC, a Delaware limited liability company (“Energy Services”), Buckeye Pipe Line Transportation LLC, a Delaware limited liability company (“Transportation”), and Buckeye Atlantic Holdings LLC, a Delaware limited liability company (“Atlantic Holdings”) has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with full limited liability company power and authority to own or lease, as the case may be, and to operate its properties and conduct the Partnership’s business in all material respects as described in the Pricing Disclosure Package and, with respect to the General Partner, to act as the general partner of the Partnership, to execute and deliver this Agreement, and to perform its obligations under this Agreement; and each is duly qualified or registered to do business as a foreign limited liability company in, and is in good standing under the laws of, each jurisdiction listed across from each such entity’s name on Schedule 3 attached hereto, such jurisdictions being the only jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered and in good standing would not, individually or in the aggregate, (i) have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Partnership, Buckeye GP Holdings L.P., a Delaware limited partnership (“BGH”), the General Partner, MainLine GP, MainLine L.P., a Delaware limited partnership (“MainLine L.P.”), the Operating Partnerships (as defined below) and the Partnership’s other direct and indirect wholly-owned subsidiaries (collectively with the Partnership, BGH, the General Partner, MainLine GP, MainLine L.P. and the Operating Partnerships, the “Partnership Entities”), taken as a whole, whether or not arising from transactions in the ordinary course of business or (ii) subject the Partnership or the limited partners of the Partnership to any material liability or disability, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Pricing Disclosure Package (exclusive of any supplement thereto) ((i) or (ii) a “Material Adverse Effect”).
     (k) Formation, Good Standing and Qualification of Services Company. Buckeye Pipe Line Services Company, a Pennsylvania corporation (“Services Company”), has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business in all material respects as described in the Pricing Disclosure Package, and is duly qualified or registered to do business as a foreign corporation in, and is in good standing under the laws of, each jurisdiction listed across from its name on Schedule 3 attached hereto, such jurisdictions being the only jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered and in good standing would not, individually or in the aggregate, have a Material Adverse Effect.
     (l) Formation, Good Standing and Qualification of the Partnership, BGH, MainLine L.P. and the Operating Partnerships. Each of the Partnership, BGH, MainLine L.P., Buckeye Pipe Line Company, L.P., a Delaware limited partnership (“Buckeye Pipe Line”), Buckeye Pipe Line Holdings, L.P., a Delaware limited partnership (“BPH”), and Laurel Pipe Line Company, L.P., a Delaware limited partnership (“Laurel,” and together with Buckeye Pipe Line and BPH, the “Operating Partnerships”), has been duly formed and is validly existing as a limited partnership in good standing under the Delaware Revised Uniform Limited Partnership Act, as amended (the “DRULPA”), with full partnership power and authority to own or lease, as the case may be, and to operate its properties and conduct the Partnership’s business in all material respects as described in the Pricing Disclosure Package and, with respect to the Partnership, to execute and deliver this Agreement and to perform its obligations under this Agreement; and each is duly qualified or registered to do business as a foreign limited partnership in, and is in good standing under the laws of, each jurisdiction listed across from each such entity’s name on Schedule 3 attached hereto, such jurisdictions being the only jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered and in good standing would not, individually or in the aggregate, have a Material Adverse Effect.
     (m) Ownership of the General Partner. BGH is the sole member of the General Partner, with a 100% limited liability company interest in the General Partner; such limited liability company interest is the only limited liability company interest of the General Partner that is issued and outstanding; such limited liability company interest has been duly authorized and validly issued and is fully paid and nonassessable; and such limited liability company interest is owned by BGH free and clear of any perfected security interest or any other security interest, claim, lien or encumbrance (collectively, “Liens”).
     (n) Ownership of BGH.
     (i) General Partner Interests. MainLine Management LLC, a Delaware limited liability company (“MainLine Management”), is the sole general partner of BGH, with a noneconomic general partner interest in BGH; such general partner interest is the only general partner interest of BGH that is issued and outstanding; and such general partner interest has been duly authorized and validly issued and is owned by MainLine Management free and clear of any Liens.
     (ii) Limited Partner Interest. The Partnership is the sole limited partner of BGH, with a 100% limited partner interest in BGH; such limited partner interest is the only limited partner interest of BGH. that is issued and outstanding; and such limited partner interest has been duly authorized and validly issued pursuant to the agreement of limited partnership of BGH, as amended and restated to the date hereof, is fully paid and non-assessable (except to the extent such nonassessability may be affected by Section 17-607 of the DRULPA) and is owned by the Partnership free and clear of any Liens.
     (o) Ownership of MainLine GP. The General Partner is the sole member of MainLine GP, with a 100% limited liability company interest in MainLine GP; such limited liability company interest is the only limited liability company interest in MainLine GP that is issued and outstanding; and such limited liability company interest has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the General Partner free and clear of any Liens.
     (p) Ownership of MainLine L.P.
     (i) General Partner Interests. MainLine GP is the sole general partner of MainLine L.P., with a 0.001% general partner interest in MainLine L.P.; such general partner interest is the only general partner interest of MainLine L.P. that is issued and outstanding; and such general partner interest has been duly authorized and validly issued and is owned by MainLine GP free and clear of any Liens.
     (ii) Limited Partner Interest. The General Partner is the sole limited partner of MainLine L.P., with a 99.999% limited partner interest in MainLine L.P.; such limited partner interest is the only limited partner interest of MainLine L.P. that is issued and outstanding; and such limited partner interest has been duly authorized and validly issued pursuant to the agreement of limited partnership of MainLine L.P., as amended and restated to the date hereof, is fully paid and non-assessable (except to the extent such nonassessability may be affected by Section 17-607 of the DRULPA) and is owned by the General Partner free and clear of any Liens.
     (q) Ownership of Services Company. All the outstanding shares of capital stock of Services Company are owned by Buckeye Pipe Line Services Company Employee Stock Ownership Plan Trust (“ESOP Trust”) free and clear of any Liens, except for the pledge of such shares in connection with the ESOP Trust’s 3.60% Senior Secured Notes due 2011 (the “ESOP Notes”); and such shares of capital stock have been duly authorized and validly issued and are fully paid and nonassessable.
     (r) Ownership of the Partnership.
     (i) General Partner Interests. The General Partner is the sole general partner of the Partnership, with a noneconomic general partner interest in the Partnership; such general partner interest is the only general partner interest of the Partnership that is issued and outstanding; and such general partner interest has been duly authorized and validly issued and is owned by the General Partner free and clear of any Liens.

     (ii) Limited Partner Interests. The limited partners of the Partnership hold LP Units in the Partnership aggregating a 100% limited partner interest in the Partnership, represented by (as of January 25, 2011) 79,714,307 LP Units, including 11,762,623 LP Units owned by the Selling Unitholder; such LP Units are the only limited partner interests of the Partnership that are issued and outstanding; all of such LP Units have been duly authorized and validly issued pursuant to the agreement of limited partnership of the Partnership, as amended and restated to the date hereof (the “Partnership Agreement”), and are fully paid and nonassessable (except to the extent such nonassessability may be affected by Section 17-607 of the DRULPA).
     (s) Ownership of the Operating Partnerships.
     (i) General Partner Interests. MainLine L.P. is the sole general partner of each of the Operating Partnerships, with a general partner interest in each of the Operating Partnerships of 1% (other than BPH, in which MainLine L.P. holds a general partner interest of approximately 0.5%); such general partner interests are the only general partner interests of the Operating Partnerships that are issued and outstanding; and such general partner interests have been duly authorized and validly issued and are owned by MainLine L.P. free and clear of any Liens.
     (ii) Limited Partner Interests. The Partnership is the sole limited partner of each of the Operating Partnerships, with a limited partner interest in each of the Operating Partnerships of 99% (other than BPH, in which the Partnership holds a limited partner interest of approximately 99.5%); such limited partner interests are the only limited partner interests of the Operating Partnerships that are issued and outstanding; and such limited partner interests have been duly authorized and validly issued pursuant to the respective entity’s agreement of limited partnership, as amended and restated to the date hereof, are fully paid and nonassessable (except to the extent such nonassessability may be affected by Section 17-607 of the DRULPA) and are owned by the Partnership free and clear of any Liens.
     (t) Ownership of Wood River, Energy Holdings, Transportation, Atlantic Holdings and Gas Storage. The Partnership is the sole member of each of Wood River, Energy Holdings, Transportation, Atlantic Holdings and Gas Storage, with a 100% limited liability company interest in each of such entities; such limited liability company interests are the only limited liability company interests in Wood River, Energy Holdings, Transportation, Atlantic Holdings and Gas Storage that are issued and outstanding; and such limited liability company interests have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Partnership free and clear of any Liens.
     (u) Ownership of Buckeye Terminals. BPH is the sole member of Buckeye Terminals, with a 100% limited liability company interest in Buckeye Terminals; such limited liability company interest is the only limited liability company interest in

Buckeye Terminals that is issued and outstanding; and such limited liability company interest has been duly authorized and validly issued, is fully paid and nonassessable and is owned by BPH free and clear of any Liens.
     (v) Ownership of Lodi Gas. Gas Storage is the sole member of Lodi Gas, with a 100% limited liability company interest in Lodi Gas; such limited liability company interest is the only limited liability company interest of Lodi Gas that is issued and outstanding; and such limited liability company interest has been duly authorized and validly issued, is fully paid and nonassessable and is owned by Gas Storage free and clear of any Liens.
     (w) Ownership of Energy Services. Energy Holdings is the sole member of Energy Services, with a 100% limited liability company interest in Energy Services; such limited liability company interest is the only limited liability company interest of Energy Services that is issued and outstanding; and such limited liability company interest has been duly authorized and validly issued, is fully paid and nonassessable and is owned by Energy Holdings free and clear of any Liens.
     (x) Authorization of the Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by each of the Partnership and the General Partner.
     (y) Valid Issuance of Units; No Options or Preemptive Rights of Units. The authorized partnership interests of the Partnership, including the Units, and the limited partner interests represented thereby, conform in all material respects to the description thereof contained in the Pricing Disclosure Package; the Units, and the limited partner interests represented thereby, have been duly authorized and are validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except to the extent such nonassessability may be affected by Section 17-607 of the DRULPA); the Units are duly listed, and admitted and authorized for trading on the New York Stock Exchange; the holders of outstanding LP Units of the Partnership are not entitled to statutory, preemptive or other similar contractual rights to subscribe for the Units; and, except as set forth in the Pricing Disclosure Package, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, partnership securities or ownership interests in the Partnership are outstanding.
     (z) Accuracy of Disclosure. There is no franchise, contract or other document of a character required to be described in the Registration Statement, Pricing Disclosure Package or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; the statements in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Description of the Limited Partnership Units,” insofar as such statements summarize agreements, documents or proceedings discussed therein, are in all material respects accurate and fair; and the discussions under the headings “Material U.S. Federal Income Tax Consequences” and “Tax Considerations” in the Registration Statement, the Pricing Disclosure Package and the Prospectus, to the

extent they relate to matters of United States federal income tax law, are accurate in all material respects.
     (aa) Authority. All partnership or limited liability company action required to be taken by the Partnership, its unitholders (in their capacity as such, and not, in the case of BGH GP Holdings, LLC, in its capacity as Selling Unitholder) or any of the Partnership Entities for (i) the authorization and issuance of the Units, (ii) the execution and delivery by the Partnership and the General Partner of this Agreement and (iii) the consummation of the transactions contemplated by this Agreement has been validly taken.
     (bb) Authorization and Enforceability of Other Agreements.
     (i) The Partnership Agreement has been duly authorized, executed and delivered and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms;
     (ii) The agreement of limited partnership, as amended and restated to the date hereof, of BGH has been duly authorized, executed and delivered by MainLine Management and the Partnership and is a valid and legally binding agreement of MainLine Management and the Partnership, enforceable against MainLine Management and the Partnership in accordance with its terms;
     (iii) The agreement of limited partnership, as amended and restated to the date hereof, of MainLine L.P. has been duly authorized, executed and delivered by MainLine GP and the predecessor to the General Partner, and is a valid and legally binding agreement of MainLine GP and the General Partner, enforceable against MainLine GP and the General Partner in accordance with its terms;
     (iv) The limited liability company agreement, as amended and restated to the date hereof, of the General Partner has been duly authorized, executed and delivered by the predecessor to BGH, and is a valid and legally binding agreement of BGH, enforceable against BGH in accordance with its terms;
     (v) Each of the agreements of limited partnership, as amended and restated to the date hereof, of the Operating Partnerships has been duly authorized, executed and delivered by MainLine L.P. and the Partnership, and is a valid and legally binding agreement of MainLine L.P. and the Partnership, enforceable against MainLine L.P. and the Partnership in accordance with its terms;
     (vi) Each of the limited liability company agreements, as amended and restated to the date hereof, of Wood River, Energy Holdings, Transportation, Atlantic Holdings and Gas Storage has been duly authorized, executed and delivered by the Partnership, and is a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms;

     (vii) The limited liability company agreement, as amended and restated to the date hereof, of Lodi Gas has been duly authorized, executed and delivered by Gas Storage, and is a valid and legally binding agreement of Gas Storage, enforceable against Gas Storage in accordance with its terms;
     (viii) The limited liability company agreement, as amended and restated to the date hereof, of Energy Services has been duly authorized, executed and delivered by Energy Holdings, and is a valid and legally binding agreement of Energy Holdings, enforceable against Energy Holdings in accordance with its terms;
     (ix) The limited liability company agreement, as amended and restated to the date hereof, of Buckeye Terminals has been duly authorized, executed and delivered by BPH, and is a valid and legally binding agreement of BPH, enforceable against BPH in accordance with its terms; and
     (x) The limited liability company agreement, as amended and restated to the date hereof, of MainLine GP has been duly authorized, executed and delivered by the General Partner, and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms, provided that, with respect to each agreement described in this Section 1(bb) above, the enforceability thereof may be affected by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer and other laws of general applicability relating to or affecting creditors’ rights and by general equitable principles. The agreements described in clauses (i) through (x) of this Section 1(bb) above are sometimes referred to herein individually as an “Operative Document” and collectively as the “Operative Documents.”
     (cc) Absence of Further Requirements. No consent, approval, authorization, filing with or order of any court or governmental agency or body (a “Consent”) is required in connection with the transactions contemplated in this Agreement, except such as (i) may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Units by the Underwriters in the manner contemplated herein and in the Pricing Disclosure Package, (ii) have been, or prior to the applicable Delivery Date will be, obtained (other than such Consents which would, if not obtained, individually or in the aggregate, have a Material Adverse Effect) or (iii) have been disclosed in the Pricing Disclosure Package.
     (dd) Absence of Defaults and Conflicts. None of (i) the offer and sale of the Units, (ii) the execution, delivery and performance of this Agreement by the General Partner and the Partnership, (iii) the consummation of the transactions contemplated by this Agreement, or (iv) the fulfillment of the terms hereof will conflict with, or result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Partnership Entities pursuant to, (A) the formation or governing documents of any of the Partnership Entities, (B) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which any of the Partnership Entities is a party, by which any of them is bound or to which any of their property is subject, or (C) any statute, law, rule, regulation, judgment, order or decree applicable to any of the Partnership Entities of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any of the Partnership Entities or any of their properties, except in the case of clause (B) for such conflict, breach, violation or default that would not have a Material Adverse Effect.
     (ee) Absence of Registration Rights. Except as disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus, there are no contracts, agreements or understandings between the Partnership and any person granting such person the right to require the Partnership to file a registration statement under the Securities Act with respect to any securities of the Partnership or to require the Partnership to include such securities with the Units registered pursuant to the Registration Statement.
     (ff) Adequacy of Financial Statements. The consolidated historical financial statements and schedules of the Partnership and its consolidated subsidiaries and FR Borco Topco, L.P. and its consolidated subsidiaries included in the Pricing Disclosure Package present fairly in all material respects the financial condition, results of operations and cash flows of the Partnership and its consolidated subsidiaries and FR Borco Topco, L.P. and its consolidated subsidiaries as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Securities Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The pro forma financial information (including the related notes) included in the Pricing Disclosure Package complies as to form in all material respects with, and has been prepared in accordance with, the applicable requirements of the Securities Act and the Exchange Act (including, without limitation, Regulation S-X under the Securities Act), and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Pricing Disclosure Package.
     (gg) Adequacy of Books, Records and Accounts. The books, records and accounts of the Partnership and its consolidated subsidiaries accurately reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Partnership and its consolidated subsidiaries, in each case, in all material respects.
     (hh) Absence of Violations and Defaults. None of the Partnership Entities is in violation or default of (i) any provision of its formation or governing documents, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party, by which it is bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the

Partnership Entities or any of their properties, as applicable, except, in the case of clauses (ii) or (iii), as could not reasonably be expected to have a Material Adverse Effect.
     (ii) Independent Accountants. Deloitte & Touche LLP, who have certified certain financial statements of the Partnership and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Pricing Disclosure Package, are independent public accountants with respect to the Partnership within the meaning of the Securities Act and the applicable published rules and regulations thereunder. KPMG Accountants N.V., who have issued an audit report over the consolidated financial statements of FR Borco Topco, L.P. and its subsidiaries, which report is incorporated by reference in the Pricing Disclosure Package, are independent auditors with respect to FR Borco Topco, L.P. within the meaning of the Securities Act and the applicable published rules and regulations thereunder.
     (jj) Tax Returns and Payment. Each of the Partnership Entities has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect.
     (kk) Absence of Labor Disputes. No labor problem or dispute with the employees of Services Company or the Partnership Entities exists or, to the knowledge of the General Partner or the Partnership, is threatened or imminent, and neither the General Partner nor the Partnership is aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that in any such case could have a Material Adverse Effect.
     (ll) Adequacy of Insurance. Each of the Partnership Entities is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; all policies of insurance insuring any of the Partnership Entities or any of their respective businesses, assets, employees, officers and directors are in full force and effect; the Partnership Entities are in compliance with the terms of such policies and instruments in all material respects; there are no claims by any of the Partnership Entities under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; none of the Partnership Entities has been refused any insurance coverage sought or applied for; and none of the Partnership Entities has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
     (mm) No Restrictions on Distributions. None of the Operating Partnerships or any wholly-owned subsidiary of the Partnership is currently prohibited, directly or indirectly, from paying any dividends to the Partnership, from making any other distribution on such entity’s equity, from repaying to the General Partner or the Partnership any loans or advances to such entity from the General Partner or the Partnership or from transferring any of such entity’s property or assets to the Partnership or any other subsidiary of the Partnership, except as described in or contemplated by the Pricing Disclosure Package.
     (nn) Possession of Licenses and Permits. Each of the Partnership Entities possesses all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, except for such failures to possess the same that would not have a Material Adverse Effect; and none of the Partnership Entities has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.
     (oo) Adequacy of Internal Controls. Each of the Partnership Entities has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Partnership Entities is made known to the General Partner’s principal executive officer and principal financial officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Partnership Entities’ independent auditors and the Audit Committee of the Board of Directors of the General Partner have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Partnership Entities’ ability to record, process, summarize and report financial data and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Partnership Entities’ internal controls; all material weaknesses, if any, in internal controls have been identified to the Partnership Entities’ independent auditors; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officer and principal financial officer of the General Partner have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; and the Partnership Entities and the General Partner’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the New York Stock Exchange promulgated thereunder.
     (pp) Absence of Material Weakness. The Partnership Entities are not aware of any material weaknesses in their internal control over financial reporting.

     (qq) Absence of Stabilization. None of the Partnership Entities, or to the knowledge of the Partnership Entities, any of their affiliates, has taken, nor will any of the Partnership Entities or, to the knowledge of the Partnership Entities, any of their affiliates take, directly or indirectly, any action designed to, that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.
     (rr) Compliance with ERISA. Each of Services Company and the Partnership Entities has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which the employees of Services Company are eligible to participate and each such plan (excluding any multiemployer plan, as defined in Section 3(37) of ERISA, that is not sponsored or maintained by Services Company or the Partnership Entities) is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. Services Company, the General Partner, the Partnership and their subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.
     (ss) Significant Subsidiaries. The subsidiaries listed on Schedule 4 attached hereto are the only significant subsidiaries of the General Partner or the Partnership as defined by Rule 1-02 of Regulation S-X.
     (tt) Possession of Intellectual Property. The Partnership Entities own, possess, license or have other rights to use, on reasonable terms, all material patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property necessary for the conduct of the Partnership’s business as now conducted or as proposed in the Pricing Disclosure Package to be conducted.
     (uu) Absence of Conflict of Interest. Except as disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus, none of the Partnership Entities has any material lending or other relationship with any bank or lending affiliate of any Underwriter.
     (vv) Related Party Transactions. No relationship, direct or indirect, exists between or among the Partnership or any of its subsidiaries, on the one hand, and the securityholders, customers or suppliers of the Partnership or any of its subsidiaries, the directors or officers of the General Partner, or any affiliate of the Partnership or any of its subsidiaries, on the other hand, which is required to be described in the Pricing Disclosure Package and which is not so described.
     (ww) No Material Adverse Change. There has not occurred any material adverse change in the condition, financial or otherwise, or in the earnings, business,

operations or prospects of the Partnership Entities, taken as a whole, from that set forth in the Pricing Disclosure Package.
     (xx) Validity of Data. Any statistical and market-related data included in the Pricing Disclosure Package are based on or derived from sources that the Partnership believes to be reliable and accurate, and the Partnership has obtained the written consent to the use of such data from such sources to the extent the General Partner believes is required.
     (yy) Title to Property. Each of the Partnership Entities has good and marketable title to all property (real and personal) described in the Pricing Disclosure Package as being owned by each of them, free and clear of all liens, claims, security interests or other encumbrances, except for failures to have good and marketable title that would not have a Material Adverse Effect; and all the property described in the Pricing Disclosure Package as being held under lease by the Partnership Entities is held thereby under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the businesses of the Partnership Entities.
     (zz) Rights-of-Way. Each of the Partnership Entities has such consents, easements, rights-of-way or licenses from any person (“rights-of-way”) as are necessary to conduct its business in the manner described in the Pricing Disclosure Package, subject to such qualifications as may be set forth in the Pricing Disclosure Package, and except for such rights-of-way the failure of which to have obtained would not have, individually or in the aggregate, a Material Adverse Effect; each of the Partnership Entities has fulfilled and performed all its material obligations with respect to such rights-of-way and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that will not have a Material Adverse Effect, subject in each case to such qualification as may be set forth in the Pricing Disclosure Package; and, except as described in the Pricing Disclosure Package, none of such rights-of-way contains any restriction that would materially interfere with the conduct of the business or use of the properties of the Partnership Entities, taken as a whole.
     (aaa) No Legal Action or Violations. Except as described in the Pricing Disclosure Package, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the General Partner or the Partnership, threatened, to which any of the Partnership Entities is or may be a party or to which the business or property of any of the Partnership Entities is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency, and (iii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the Partnership Entities is or may be subject, that could (A) have a Material Adverse Effect, (B) prevent or result in the suspension of the offering of the Units, (C) have a material adverse effect on the performance of this

Agreement or the consummation of any of the transactions contemplated hereby, or (D) in any manner draw into question the validity of this Agreement.
     (bbb) Lock-Up Agreements. The Partnership has obtained for the benefit of the Underwriters the agreement, in the form set forth as Exhibit A attached hereto (the “Lock-Up Agreements”), of each of the directors, officers and entities set forth on Schedule 5 attached hereto; and the Partnership will not release or purport to release any person from any Lock-Up Agreement without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated.
     (ccc) FCPA. None of the Partnership Entities nor, to the knowledge of the General Partner or the Partnership, any director, officer, agent or employee of the Partnership Entities is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA. “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.
     (ddd) Money Laundering. The operations of the Partnership Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Partnership Entities with respect to the Money Laundering Laws is pending or, to the best knowledge of the General Partner and the Partnership, threatened.
     (eee) OFAC. None of the Partnership Entities nor, to the knowledge of the General Partner and the Partnership, any director, officer, agent, employee or affiliate of the General Partner or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).
     (fff) Investment Company Act. None of the Partnership Entities is, and after giving effect to the offering and sale of the Units as described in the Prospectus will be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
     (ggg) Compliance with Environmental Laws. Each of the Partnership Entities (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its respective businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.
     (hhh) Environmental Liabilities. In the ordinary course of its business, the General Partner, on behalf of the Partnership, periodically reviews the effect of Environmental Laws on the business, operations and properties of the Partnership and the Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the General Partner and the Partnership have reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect, other than as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus and for the Quanta Resources Edgewater Superfund site located in Edgewater, N.J., the Borne Chemical Company Superfund site located in Elizabeth, N.J., and the Frontier Chemical Superfund site located in Niagara Falls, N.Y., none of the Partnership Entities has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.
     Any certificate signed by any officer of the General Partner on behalf of the Partnership and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by the General Partner and the Partnership, as to matters covered thereby, to the Underwriters.
     2. Representations, Warranties and Agreements of the Selling Unitholder. The Selling Unitholder represents, warrants and agrees that:
     (a) The Selling Unitholder has not used or referred to any “free writing prospectus” (as defined in Rule 405) relating to the Units.
     (b) The Selling Unitholder has, and immediately prior to any Delivery Date on which the Selling Unitholder is selling Units, the Selling Unitholder will have, good and valid title to the Units to be sold by the Selling Unitholder hereunder on such Delivery Date, free and clear of all Liens.
     (c) Upon payment for the Units to be sold by the Selling Unitholder, delivery of such Units, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Units in the name of Cede or such other nominee and the crediting of such Units on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Units), (i) DTC shall be a “protected purchaser” of such Units within the meaning of Section 8-303 of the UCC, (ii) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Units and (iii) the Underwriters will acquire such security entitlement in such Units free of any “adverse claim”, within the meaning of Section 8-102 of the UCC. For purposes of this representation, the Selling Unitholder may assume that when such payment, delivery, registration and crediting occur, (A) such Units will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Partnership’s unit registry in accordance with the Partnership Agreement and applicable law, (B) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (C) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.
     (d) The Selling Unitholder has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with full limited liability company power and authority to own or lease, as the case may be, and to operate its properties and conduct the businesses in which it is engaged.
     (e) On each Delivery Date, the Selling Unitholder will have all requisite power and authority to sell and deliver the Units, in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement, the Pricing Disclosure Package and the Prospectus. On each Delivery Date, all action required to be taken by the Selling Unitholder or any of its members for the sale and delivery of the Units, the execution and delivery by the Selling Unitholder of this Agreement and the consummation of the transactions contemplated by this Agreement shall have been validly taken.
     (f) This Agreement has been duly authorized, executed and delivered by the Selling Unitholder.
     (g) None of (i) the offer and sale of the Units by the Selling Unitholder, (ii) the execution, delivery and performance of this Agreement by the Selling Unitholder, (iii) the consummation of the transactions contemplated by this Agreement or (iv) the fulfillment of the terms hereof will conflict with, or result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Unitholder pursuant to, (A) the certificate of formation or limited liability company agreement of the Selling Unitholder, (B) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Selling Unitholder is a party, by which the Selling Unitholder is bound or to which any of its properties is subject, or (C) any statute, law, rule, regulation, judgment, order or decree applicable to the Selling Unitholder of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Selling Unitholder or any of its properties, except in the case of clauses (B) and (C), for such conflict, breach, violation or default that would not, individually or in the aggregate, have a material adverse effect on the Selling Unitholder or materially impair the ability of the Selling Unitholder to perform its obligations under this Agreement and provided that no representation or warranty is made in this clause (g) with respect to the antifraud provisions of federal and state securities laws.
     (h) No Consent is required in connection with the execution, delivery and performance of this Agreement by the Selling Unitholder or the consummation of the transactions contemplated hereby, except such as (i) may be required under the Securities Act, state securities laws, Financial Industry Regulatory Authority, Inc. (“FINRA”) or the New York Stock Exchange as to which the Selling Unitholder makes no representation, (ii) have been, or prior to the applicable Delivery Date will be, obtained (other than such Consents which would not, if not obtained, individually or in the aggregate, have a Material Adverse Effect) or (iii) have been disclosed in the Pricing Disclosure Package.
     (i) The Selling Unitholder has not taken, directly or indirectly, any action designed to, that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.
     (j) Neither the Pricing Disclosure Package, as of the Applicable Time, nor the Prospectus or any amendments or supplements thereto, as of its date and on the applicable Delivery Date, includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that such representations and warranties set forth in this Section 2(j) apply only to statements or omissions made in reliance upon and in conformity with information relating to the Selling Unitholder furnished in writing by or on behalf of the Selling Unitholder to the Partnership and the Underwriters expressly for use in the Registration Statement, the Pricing Disclosure Package, the Prospectus or any other Issuer Free Writing Prospectus or any amendment or supplement thereto (the “Selling Unitholder Information”). For the avoidance of doubt, each of the Partnership and the Underwriters acknowledges and agrees that for all purposes of this Agreement, the only information furnished to the Partnership and the Underwriters by or on behalf of the Selling Unitholder expressly for use in the Pricing Disclosure Package, the Prospectus or any amendments or supplements thereto are the number of LP Units owned and the number of Units proposed to be offered by the Selling Unitholder under the caption “Selling Unitholder” in the Prospectus, and the “Selling Unitholder Information” shall be limited to such information.
     Any certificate signed by or on behalf of the Selling Unitholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by the Selling Unitholder, as to matters covered thereby, to each Underwriter.
     3. Purchase of the Units by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the

Selling Unitholder agrees to sell 4,500,000 Firm Units to the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Units set forth opposite such Underwriter’s name in Schedule 1 attached hereto. The respective purchase obligations of the Underwriters with respect to the Firm Units shall be rounded among the Underwriters to avoid fractional LP Units, as the Underwriters may determine.
     In addition, the Selling Unitholder grants to the Underwriters an option to purchase up to an additional 675,000 Option Units. Such option is exercisable in the event that the Underwriters sell more LP Units than the number of Firm Units in the offering and as set forth in Section 5 hereof. Each of the Underwriters, severally and not jointly, agrees to purchase the number of Option Units (subject to such adjustments to eliminate fractional LP Units as the Underwriters may determine) that bears the same proportion to the total number of Option Units to be sold on such Delivery Date as the number of Firm Units set forth opposite its name in Schedule 1 attached hereto bears to the total number of Firm Units.
     The price of the Firm Units purchased by the Underwriters shall be $62.29 per unit. The price of any Option Units purchased by the Underwriters shall be the same price per unit as the Underwriters shall pay for the Firm Units, less an amount per unit equal to any dividends or distributions declared by the Partnership and payable on the Firm Units but not payable on the Option Units.
     The Selling Unitholder shall not be obligated to deliver any of the Units to be delivered on the applicable Delivery Date, except upon payment for all such Units to be purchased on such Delivery Date as provided herein.
     4. Offering of Units by the Underwriters. The Underwriters propose to offer the Units for sale upon the terms and conditions to be set forth in the Prospectus.
     5. Delivery of and Payment for the Units. Delivery of and payment for the Firm Units shall be made at 10:00 A.M., New York City time, on the fourth full business day following the date of this Agreement or at such other date, time and/or place as shall be determined by agreement between the Representatives, the Partnership and the Selling Unitholder. This date and time are sometimes referred to as the “Initial Delivery Date.” Delivery of the Firm Units shall be made to the Representatives for the account of each Underwriter against payment by the Underwriters of the aggregate purchase price of the Firm Units being sold by the Selling Unitholder to or upon the order of the Selling Unitholder by wire transfer in immediately available funds to the account specified by the Selling Unitholder. Time shall be of the essence, and delivery of the Firm Units at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Underwriters hereunder. The Selling Unitholder shall deliver the Units through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct.
     The option granted in Section 3 hereof will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Selling Unitholder by the Representatives; provided that if such date falls on a day that is not a business day, the option granted in Section 3 hereof will expire on the next succeeding business day. Such notice shall set forth the aggregate number of Option Units as to which the option is being exercised, the names in which such Option Units are to be registered, the denominations in which such Option Units are to be issued and the date, time and place, as determined by the Representatives, when the Option Units are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date, nor (if this date is not the Initial Delivery Date) earlier than the second business day after the date on which the option shall have been exercised, nor later than the fifth business day after the date on which the option shall have been exercised. Each date and time the Option Units are delivered is sometimes referred to as an “Option Unit Delivery Date,” and the Initial Delivery Date and any Option Unit Delivery Date are sometimes each referred to as a “Delivery Date.”
     Delivery of the Option Units by the Selling Unitholder and payment for the Option Units by the Underwriters shall be made at the place and time and on the date specified in the corresponding notice described in the preceding paragraph or at such other date, time and/or place as shall be determined by agreement between the Representatives, the Partnership and the Selling Unitholder. On the Option Unit Delivery Date, the Selling Unitholder shall deliver or cause to be delivered the Option Units to the Representatives for the account of each Underwriter against payment by the Underwriters of the aggregate purchase price of the Option Units being sold by the Selling Unitholder to or upon the order of the Selling Unitholder by wire transfer in immediately available funds to the account specified by the Selling Unitholder. Time shall be of the essence, and delivery of the Option Units at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Underwriters to purchase the Option Units hereunder. The Selling Unitholder shall deliver the Option Units through the facilities of DTC unless the Representatives shall otherwise instruct.
     6. Further Agreements of the General Partner, the Partnership and the Underwriters.
     (a) The General Partner and the Partnership agree:
     (i) To prepare the Prospectus in a form approved by the Representatives (such approval not to be unreasonably withheld) and to file such Prospectus pursuant to Rule 424(b) of the Rules and Regulations not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the applicable Delivery Date except as provided herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, of any notice from the Commission objecting to the use of the form of the Registration Statement or any post-effective amendment thereto or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;
     (ii) To pay the applicable Commission filing fees relating to the Units within the time required by Rule 456(b)(1) of the Rules and Regulations without regard to the proviso therein;
     (iii) To furnish promptly to the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;
     (iv) To deliver promptly to the Underwriters such number of the following documents as the Representatives shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (B) the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) any document incorporated by reference in the Registration Statement or the Prospectus; and, if the delivery of the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Rules and Regulations) is required at any time after the date hereof in connection with the offering or sale of the Units and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and, upon their request, to file such document that will correct such statement or omission or effect such compliance and to prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of such amended or supplemented Prospectus or other documents;
     (v) To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the reasonable judgment of the Partnership or the Representatives, be required by the Securities Act or requested by the Commission;

     (vi) Prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus, or any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing, which consent shall not be unreasonably withheld and which shall be provided to the Partnership promptly after having been given notice of the proposed filing; provided that the foregoing provision shall not apply if such filing is, in the judgment of counsel to the Partnership, required by law;
     (vii) Not to make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives;
     (viii) To retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to the Underwriters as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;
     (ix) As soon as practicable after the Effective Date and in any event not later than 16 months after the date hereof, to make generally available to the Partnership’s security holders and to deliver to the Underwriters an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations;
     (x) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Units for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units; provided that in connection therewith the Partnership shall not be required to (i) qualify as a foreign limited partnership in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject; and

     (xi) For a period commencing on the date hereof and ending on the 60th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated: (A) offer for sale, sell, pledge, transfer or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any individual or entity at any time in the future of) any LP Units or securities convertible into or exchangeable or exercisable for LP Units; (B) sell or grant any options, rights or warrants with respect to any LP Units or securities convertible into or exchangeable or exercisable for LP Units (other than the grant of options pursuant to option plans existing on the date hereof); (C) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of any LP Units, whether any such transaction described in clause (A), (B) or (C) above is to be settled by delivery of LP Units or other securities, in cash or otherwise; (D) file or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any equity securities or any securities convertible into or exchangeable or exercisable for equity securities of the Partnership; or (E) publicly disclose the intention to do any of the foregoing. The foregoing sentence shall not apply to (i) the issuance by the Partnership of LP Units to sellers of assets or entities in connection with acquisitions by the Partnership, provided that the Underwriters shall have received similar lock-up agreements from such sellers, (ii) the issuance by the Partnership of LP Units to the Partnership’s option holders upon exercise of options granted under the Partnership’s Amended and Restated Unit Option and Distribution Equivalent Plan, (iii) the issuance by the Partnership of options pursuant to the Partnership’s Amended and Restated Unit Option and Distribution Equivalent Plan not exercisable during the Lock-Up Period, and (iv) the issuance by the Partnership of awards pursuant to the Partnership’s Long-Term Incentive Plan or (v) the filing of registration statements pursuant to the Registration Rights Agreements dated December 18, 2010, among the Partnership and the investors named therein, or the filing of a registration statement pursuant to a registration rights agreement expected to be entered into with Vopak Bahamas, B.V. in connection with the acquisition of its 20% interest in FRBCH, as described in the Pricing Disclosure Package.
          (b) Each Underwriter, severally and not jointly, agrees that it shall not include any “issuer information” (as defined in Rule 433 of the Rules and Regulations) in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) used or referred to by such Underwriter without the prior consent of the Partnership and the Representatives (any such issuer information with respect to the use of which the Partnership and the Representatives have given their consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Partnership with the Commission prior to the use of such free writing prospectus and (ii) “issuer information,” as used in this Section 6(b), shall not be deemed to include information prepared by or on behalf of the Underwriters on the basis of or derived from issuer information.
     7. Further Agreements of the Selling Unitholder. The Selling Unitholder agrees:

     (a) During the Lock-Up Period, not to, directly or indirectly, without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated: (A) offer for sale, sell, pledge, transfer or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any individual or entity at any time in the future of) any LP Units or securities convertible into or exchangeable or exercisable for LP Units (other than the Units); (B) sell or grant any options, rights or warrants with respect to any LP Units or securities convertible into or exchangeable or exercisable for LP Units; (C) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of any LP Units, whether any such transaction described in clause (A), (B) or (C) above is to be settled by delivery of LP Units or other securities, in cash or otherwise; (D) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any equity securities or any securities convertible into or exchangeable or exercisable for equity securities of the Partnership; or (E) publicly disclose the intention to do any of the foregoing;
     (b) Not to use or refer to any “free writing prospectus” (as defined in Rule 405) relating to the Units;
     (c) Not to take, directly or indirectly, any action that would constitute, that is designed to cause or result in, or that could reasonably be expected to cause or result in, under the Exchange Act, the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units; and
     (d) To deliver to the Representatives prior to the Initial Delivery Date a properly completed and executed United States Treasury Department Form W-9 or other applicable form.
     8. Expenses. The General Partner and the Partnership agree, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (b) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (c) the production and distribution of this Agreement, any supplemental agreement with the Underwriters, and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (d) any required review by the FINRA of the terms of sale of the Units (including related fees and expenses of counsel to the Underwriters); (e) any listing of the Units on the New York Stock Exchange; (f) the qualification of the Units under the securities laws of the several jurisdictions as provided in Section 6(a)(x) hereof; and (g) the performance of the obligations of the General Partner, the Partnership and the Selling Unitholder under this Agreement; provided that, except as provided in this Section 8 and in Section 13 hereof, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Units which they may sell and the expenses of advertising any offering of the Units made by the Underwriters.
     9. Conditions of the Underwriters’ Obligations. The obligations of the Underwriters hereunder are subject to the accuracy, when made and on the applicable Delivery Date, of the representations and warranties of the General Partner, the Partnership and the Selling Unitholder contained herein, to the performance by the General Partner, the Partnership and the Selling Unitholder of their respective obligations hereunder, and to each of the following additional terms and conditions:
     (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a)(i) hereof; the Partnership shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for such purpose shall have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and the Commission shall not have notified the General Partner or the Partnership of any objection to the use of the form of the Registration Statement.
     (b) No Underwriter shall have discovered and disclosed to the Partnership on or prior to such Delivery Date that the Registration Statement, as of the Effective Date, the Prospectus, as of its date or on the applicable Delivery Date, or the Pricing Disclosure Package, as of the Applicable Time, in each case including any amendment or supplement thereto, contains an untrue statement of a fact that, in the reasonable opinion of Andrews Kurth LLP, counsel to the Underwriters, is material or omits to state a fact that, in the reasonable opinion of such counsel, is material and (i) solely in the case of the Registration Statement is required to be stated therein or (ii) is necessary to make the statements therein not misleading (in the case of the Prospectus or the Pricing Disclosure Package, in the light of the circumstances under which such statements were made).
     (c) All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Units, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Partnership shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.
     (d) Vinson & Elkins L.L.P. shall have furnished to the Representatives its written opinion, as counsel to the Partnership, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B.

     (e) Debevoise & Plimpton LLP shall have furnished to the Representatives its written opinion, as counsel to the Selling Unitholder, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit C.
     (f) The Representatives shall have received from Andrews Kurth LLP, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the sale of the Units and other related matters as the Representatives may reasonably require, and the Partnership shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.
     (g) At the time of execution of this Agreement, the Representatives shall have received from Deloitte & Touche LLP a letter (the “initial letter”), in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three business days prior to the date hereof), the conclusions and findings of such firm with respect to the Partnership’s financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.
     (h) The Representatives shall have received from Deloitte & Touche LLP a letter (the “bring-down letter”), in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three business days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the Partnership’s financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.
     (i) At the time of execution of this Agreement, the Representatives shall have received from KPMG Accountants N.V. a letter (the “BORCO initial letter”), in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent auditors within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a recent date), the conclusions and findings of such firm with respect to FR Borco Topco, L.P.’s financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.
     (j) The Representatives shall have received from KPMG Accountants N.V. a letter (the “BORCO bring-down letter”), in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent auditors within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the BORCO bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a recent date), the conclusions and findings of such firm with respect to FR Borco Topco, L.P.’s financial information and other matters covered by the BORCO initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the BORCO initial letter.
     (k) The General Partner shall have furnished to the Representatives a certificate, dated such Delivery Date, of the Chief Executive Officer or any Vice President and the Chief Financial Officer of the General Partner stating that:
     (i) The representations, warranties and agreements of the General Partner and the Partnership in Section 1 are true and correct on and as of such Delivery Date, and the General Partner and the Partnership have complied with all their respective agreements contained herein and satisfied all the conditions on their respective parts to be performed or satisfied hereunder at or prior to such Delivery Date;
     (ii) No stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings for that purpose have been instituted or, to the knowledge of such officers, threatened; and
     (iii) They have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on such Delivery Date, and (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact (i) solely in the case of the Registration Statement required to be stated therein or (ii) necessary to make the statements therein not misleading (in the case of the Prospectus or the Pricing Disclosure Package, in the light of the circumstances under which such statements were made), and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth;

     (l) The Selling Unitholder shall have furnished to the Representatives a certificate, dated such Delivery Date, signed by, or on behalf of, the Selling Unitholder stating that the representations, warranties and agreements of the Selling Unitholder in Section 2 hereof are true and correct on and as of such Delivery Date, and that the Selling Unitholder has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date.
     (m) Subsequent to the execution and delivery of this Agreement (i) neither the Partnership nor any of its subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) there shall not have been any adverse change in the equity or long-term debt of the Partnership or any of its subsidiaries or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, unitholders’ equity, properties, management, business or prospects of the Partnership and its subsidiaries taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.
     (n) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Partnership’s debt securities by any “nationally recognized statistical rating organization” (as that term is defined for purposes of Rule 436(g)(2) of the Rules and Regulations), and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Partnership’s debt securities; provided, however, that this paragraph (n) shall not apply to any downgrade of not more than one ratings notch or level contemplated by an existing notice of surveillance or review.
     (o) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the NASDAQ Stock Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Partnership on any exchange or in the over-the-counter market, shall have been suspended or materially limited, the settlement of such trading generally shall have been materially disrupted, or minimum prices shall have been established on any such exchange or market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.
     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.
     10. Indemnification and Contribution.
     (a) The General Partner and the Partnership, jointly and severally, shall indemnify and hold harmless each Underwriter, its directors, officers, employees and agents and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Units), to which such Underwriter or such director, officer, employee, agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Pricing Disclosure Package, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, taken together with the Pricing Disclosure Package, or (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) used or referred to by any Underwriter, taken together with the Pricing Disclosure Package, (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Pricing Disclosure Package, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information (in the case of either an Issuer Free Writing Prospectus or any Permitted Issuer Information, taken together with the Pricing Disclosure Package) any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Units or the offering contemplated hereby, and that is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the General Partner and the Partnership shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such director, officer, employee, agent or controlling person promptly upon demand for any legal or other expenses reasonably incurred by such Underwriter, or such director, officer, employee, agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the General Partner and the Partnership shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Pricing Disclosure Package, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information (1) in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership by the Representatives on behalf of such Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 10(f) hereof or (2) in reliance upon and in conformity with the Selling Unitholder Information. The foregoing indemnity agreement is in addition to any liability that the General Partner or the Partnership may otherwise have to any Underwriter or to any director, officer, employee, agent or controlling person of such Underwriter.
     (b) The Selling Unitholder shall indemnify and hold harmless each Underwriter, its directors, officers, employees, agents and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Units), to which such Underwriter or such director, officer, employee, agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Pricing Disclosure Package, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, taken together with the Pricing Disclosure Package, or (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Selling Unitholder or used or referred to by the Selling Unitholder in connection with the offering of the Units in violation of Section 7(b) (a “Selling Unitholder Free Writing Prospectus”), or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Pricing Disclosure Package, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information or any Selling Unitholder Free Writing Prospectus (in the case of either an Issuer Free Writing Prospectus or any Permitted Issuer Information or Selling Unitholder Free Writing Prospectus, taken together with the Pricing Disclosure Package), any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such Underwriter, director, officer, employee, agent or controlling person promptly upon demand for any legal or other expenses reasonably incurred by such Underwriter, director, officer, employee, agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Unitholder shall be liable in any such case only to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Pricing Disclosure Package, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information in reliance upon and in conformity with any Selling Unitholder Information, or arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Selling Unitholder Free Writing Prospectus. The liability of the Selling Unitholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the aggregate gross proceeds, after deducting underwriting commissions and discounts but before deducting expenses, received by the Selling Unitholder from the offering of the Units purchased under the Agreement. The foregoing indemnity agreement is in addition to any liability that the Selling Unitholder may otherwise have to any Underwriter, or any officer, employee or controlling person of the Underwriters.
     (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Selling Unitholder, the General Partner, the Partnership, their respective directors, officers, employees, agents and each person, if any, who controls the Selling Unitholder, the General Partner or the Partnership within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Selling Unitholder, the General Partner, the Partnership or any such director, officer, employee, agent, or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in the Pricing Disclosure Package, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership by the Representatives on behalf of such Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 10(f) hereof. The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Selling Unitholder, the General Partner, the Partnership or any such director, officer, employee, agent or controlling person.
     (d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under Section 10(a), 10(b) or 10(c), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under Section 10(a), 10(b) or 10(c) except to the extent it has been materially prejudiced by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of the indemnifying party’s election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party, the other indemnified parties and their respective directors, officers, employees, agents and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 10 if (i) the indemnifying party and the indemnified party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees, agents and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees, agents or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such claim, action, suit or proceeding effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such claim, action, suit or proceeding, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.
     (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Sections 10(a), 10(b) or 10(c) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Selling Unitholder, the General Partner and the Partnership, on the one hand, and the Underwriters, on the other, from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Selling Unitholder, the General Partner and the

Partnership, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Selling Unitholder, the General Partner and the Partnership, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Firm Units purchased under this Agreement (before deducting expenses) received by the Selling Unitholder (as set forth in the table on the cover page of the Prospectus) bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Firm Units purchased under this Agreement (as set forth in the table on the cover page of the Prospectus). The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Selling Unitholder, the General Partner, the Partnership or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Selling Unitholder, the General Partner, the Partnership and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Units exceeds the amount of any damages that such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this Section 10(e) to contribute are several in proportion to their respective underwriting obligations and not joint. No party shall be liable for contribution under this subsection (e) except to the extent and under such circumstances as such party would have been liable for indemnification under this Section 10 if such indemnification were available or enforceable under applicable law.
     (f) Each Underwriter severally confirms that (i)(A) the public offering price and (B) the statements regarding delivery of the Units by the Underwriters, in each case set forth on the cover page of the Prospectus, and (ii)(A) the table setting forth the name of, and the number of Firm Units to be purchased by, each Underwriter, (B) the concession figure and (C) the paragraph relating to stabilization by the Underwriters, in each case appearing under the caption “Underwriting” in the Prospectus, will be correct. Each Underwriter severally confirms and the General Partner and the Partnership acknowledge and agree that such information will constitute the only information concerning the Underwriters furnished in writing to the Partnership by the Representatives on behalf of the Underwriters specifically for inclusion in the

Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto.
     11. Defaulting Underwriters. If, on the Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the non-defaulting Underwriter(s) shall be obligated to purchase the Units that the defaulting Underwriter(s) agreed but failed to purchase on the Delivery Date in the respective proportions that the number of the Firm Units set forth opposite the name of each non-defaulting Underwriter in Schedule 1 attached hereto bears to the total number of Firm Units set forth opposite the names of the non-defaulting Underwriter in Schedule 1 attached hereto; provided, however, that the remaining non-defaulting Underwriter(s) shall not be obligated to purchase any of the Units on the Delivery Date if the total number of Units that the defaulting Underwriter(s) agreed but failed to purchase on the Delivery Date exceeds 9.09% of the total number of Units to be purchased on the Delivery Date, and no non-defaulting Underwriter shall be obligated to purchase more than 110% of the number of Units that it agreed to purchase on the Delivery Date pursuant to the terms of Section 3 hereof. If the foregoing maximums are exceeded, the non-defaulting Underwriter(s), or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Units to be purchased on the Delivery Date. If the non-defaulting Underwriter(s) or other underwriters satisfactory to Representatives do not elect to purchase the Units that the defaulting Underwriter(s) agreed but failed to purchase on the Delivery Date, this Agreement (or, with respect to any Option Unit Delivery Date, the obligation of the Underwriters to purchase, and of the Selling Unitholder to sell, the Option Units) shall terminate without liability on the part of the non-defaulting Underwriter(s), the Selling Unitholder, the Partnership or the General Partner, except that the Partnership will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13 hereof. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 attached hereto that, pursuant to this Section 11, purchases Units that a defaulting Underwriter agreed but failed to purchase.
     Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Selling Unitholder, the Partnership or the General Partner for damages caused by its default. If other Underwriters are obligated or agree to purchase the Units of a defaulting or withdrawing Underwriter, either the Underwriters or the Partnership may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the judgment of counsel for the Partnership or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.
     12. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives on behalf of the Underwriters by notice given to and received by the Partnership and the Selling Unitholder prior to delivery of and payment for the Units if, prior to that time, any of the events described in Section 9(m), (n) or (o) hereof shall have occurred or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.
     13. Reimbursement of the Underwriters’ Expenses. If the Selling Unitholder shall fail to tender the Units for delivery to the Underwriters for any reason or the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement, the General Partner and the Partnership will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Units, and upon demand the General Partner and the Partnership shall pay the full amount thereof to the Underwriters.
     14. Research Analyst Independence. The General Partner, the Partnership and the Selling Unitholder acknowledge that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that the Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership and/or the offering that differ from the views of their respective investment banking divisions. The General Partner, the Partnership and the Selling Unitholder hereby waive and release, to the fullest extent permitted by law, any claims that the General Partner, the Partnership or the Selling Unitholder may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the General Partner, the Partnership or the Selling Unitholder by the Underwriters’ investment banking divisions. The General Partner, the Partnership and the Selling Unitholder acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Partnership and its subsidiaries.
     15. No Fiduciary Obligation. The General Partner, the Partnership and the Selling Unitholder acknowledge and agree that in connection with this offering, the sale of the Units or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (i) no fiduciary or agency relationship between the General Partner, the Partnership, the Selling Unitholder or any other person, on the one hand, and the Underwriters, on the other, exists; (ii) the Underwriters are not acting as advisors, expert or otherwise, to either the General Partner, the Partnership or the Selling Unitholder, including, without limitation, with respect to the determination of the public offering price of the Units, and such relationship between the General Partner, the Partnership and the Selling Unitholder, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to the General Partner, the Partnership or the Selling Unitholder shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and their respective affiliates may have interests that differ from those of the General Partner, the Partnership and the Selling Unitholder. The General Partner, the Partnership and the Selling Unitholder hereby waive any claims that the General Partner, the Partnership or the Selling Unitholder may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.
     16. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

     (a) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to Merrill Lynch, Pierce, Fenner & Smith Incorporated at One Bryant Park, New York, New York 10036, attention of Syndicate Department, with a copy to ECM Legal, and to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel;
     (b) if to the Partnership or the General Partner, shall be delivered or sent by mail or facsimile transmission to Buckeye Partners, L.P., One Greenway Plaza, Suite 600, Houston, TX 77046, Attention: General Counsel (Fax: (610) 904-4006); and
     (c) if to the Selling Unitholder, shall be delivered or sent by mail or facsimile transmission to BGH GP Holdings, LLC, c/o Kelso & Company, 320 Park Avenue, 24th Floor, New York, NY 10022, Attention: James J. Connors II, Esq. (Fax: (212) 223-2379), with a copy to Steven J. Slutzky, Esq., Debevoise & Plimpton LLP, 919 Third Avenue, New York, NY 10022 (Fax: (212) 521-7036).
Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.
     17. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the General Partner, the Partnership, the Selling Unitholder and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the General Partner, the Partnership and the Selling Unitholder contained in this Agreement shall also be deemed to be for the benefit of the directors, officers, employees and agents of the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 10(c) hereof shall also be deemed to be for the benefit of the directors of the General Partner, the officers of the General Partner who signed the Registration Statement and each person, if any, who controls the General Partner or the Partnership within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
     18. Survival. The respective indemnities, representations, warranties and agreements of the General Partner, the Partnership, the Selling Unitholder and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.
     19.  Definition of the Terms “Business Day” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.
     20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     21. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.
     22. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
[Signature page follows]

     If the foregoing correctly sets forth the agreement between the Partnership, the General Partner, the Selling Unitholder and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours, Buckeye GP LLC, a Delaware limited liability company
By:	/s/ William H. Schmidt, Jr.
William H. Schmidt, Jr.
Vice President and General Counsel

Buckeye Partners, L.P., a Delaware limited partnership By: Buckeye GP LLC, its general partner
By:	/s/ William H. Schmidt, Jr.
William H. Schmidt, Jr.
Vice President and General Counsel

S-1

BGH GP Holdings, LLC, a Delaware limited liability company
By:	/s/ William H. Schmidt, Jr.
	Name:	William H. Schmidt, Jr.
	Title:	Secretary

S-2

Accepted:

Merrill Lynch, Pierce, Fenner & Smith
Incorporated

By:	/s/
Authorized Representative

Barclays Capital Inc.

By:	/s/ Victoria Hale
Authorized Representative

Citigroup Global Markets Inc.

By:	/s/ Andrew Horn
Authorized Representative

Goldman, Sachs & Co.

By:	/s/ Goldman, Sachs & Co.
Goldman, Sachs & Co.

Wells Fargo Securities LLC

By:	/s/ David Herman
Authorized Representative

S-1

SCHEDULE 1

Number of
Underwriters	Firm Units
Merrill Lynch, Pierce, Fenner & Smith Incorporated	765,000

Barclays Capital Inc.	765,000

Citigroup Global Markets Inc.	765,000

Goldman, Sachs & Co.	765,000

Wells Fargo Securities LLC	765,000

J.P. Morgan Securities Inc.	337,500

Morgan Stanley & Co. Incorporated	337,500

Total	4,500,000

Schedule 1 - Page 1

SCHEDULE 2A
Issuer Free Writing Prospectuses
None
SCHEDULE 2B
Pricing Information
Public Offering Price: $64.48
Number of Units Offered: 4,500,000

Schedule 2 - Page 1

SCHEDULE 3
Jurisdictions of Foreign Qualification

	Jurisdiction	Jurisdictions of
Entity	of Formation	Foreign Qualification
Buckeye Partners, L.P. (the “Partnership”)	Delaware	California Pennsylvania Texas

Buckeye GP LLC (the “General Partner”)	Delaware	Pennsylvania Texas

Buckeye GP Holdings L.P. (“BGH”)	Delaware	Pennsylvania Texas

MainLine L.P. (“MainLine L.P.”)	Delaware	California Connecticut Florida Illinois Indiana Massachusetts Michigan Missouri New Jersey New York Ohio Pennsylvania Tennessee Texas

Schedule 3 - Page 1

	Jurisdiction	Jurisdictions of
Entity	of Formation	Foreign Qualification
MainLine GP, LLC (“MainLine GP”)	Delaware	California Connecticut Florida Illinois Indiana Massachusetts Michigan Missouri New Jersey Nevada New York Ohio Pennsylvania Tennessee Texas Wisconsin

Buckeye Pipe Line Company, L.P. (“Buckeye Pipe Line”)	Delaware	Connecticut Illinois Indiana Massachusetts Michigan New Jersey New York Ohio Pennsylvania

Buckeye Pipe Line Holdings, L.P. (“BPH”)	Delaware	Illinois Michigan Pennsylvania

Laurel Pipe Line Company, L.P. (“Laurel”)	Delaware	New Jersey Pennsylvania

Wood River Pipe Lines LLC (“Wood River”)	Delaware	Illinois Indiana Missouri Ohio

Schedule 3 - Page 2

	Jurisdiction	Jurisdictions of
Entity	of Formation	Foreign Qualification
Buckeye Terminals, LLC (“Buckeye Terminals”)	Delaware	Connecticut Illinois Indiana Louisiana Michigan Maine Missouri New York Ohio Pennsylvania Wisconsin

Buckeye Pipe Line Services Company (“Services Company”)	Pennsylvania	California Colorado Connecticut Florida Illinois Indiana Kansas Louisiana Massachusetts Michigan Missouri New Jersey New York Ohio Tennessee Texas Wisconsin

Buckeye Energy Holdings LLC (“Energy Holdings”)	Delaware	Florida Pennsylvania

Buckeye Gas Storage LLC (“Gas Storage”)	Delaware	California

Lodi Gas Storage, L.L.C. (“Lodi Gas”)	Delaware	California Texas

Schedule 3 - Page 3

	Jurisdiction	Jurisdictions of
Entity	of Formation	Foreign Qualification
Buckeye Energy Services LLC (“Energy Services”)	Delaware	Connecticut Illinois Indiana Louisiana Maine Maryland Michigan Missouri New Jersey New York Ohio Pennsylvania Texas Virginia West Virginia Wisconsin

Buckeye Pipe Line Transportation LLC (“Transportation”)	Delaware	Maine New Jersey New York Pennsylvania

Buckeye Atlantic Holdings LLC	Delaware	None

Schedule 3 - Page 4

SCHEDULE 4
Significant Subsidiaries
Buckeye Pipe Line Company, L.P.
Laurel Pipe Line Company, L.P.
Buckeye Pipe Line Holdings, L.P.
Wood River Pipe Lines, LLC
Buckeye Terminals, LLC
Buckeye Energy Holdings LLC
Buckeye Gas Storage LLC
Lodi Gas Storage, L.L.C.
Buckeye Energy Services LLC
Buckeye Pipe Line Transportation LLC

Schedule 4 - Page 1

SCHEDULE 5
Persons and Entities Subject to Lock-up Agreements
Buckeye Pipe Line Services Company
Forrest E. Wylie
John F. Erhard
C. Scott Hobbs
Joseph A. LaSalla, Jr.
Frank J. Loverro
Mark C. McKinley
Oliver “Rick” G. Richard, III
Frank S. Sowinski
Martin A. White
Robert A. Malecky
Khalid A. Muslih
William H. Schmidt, Jr.
Clark C. Smith
Keith E. St.Clair

Schedule 5 - Page 1

EXHIBIT A
FORM OF LOCK-UP AGREEMENT
Merrill Lynch, Pierce, Fenner & Smith
               Incorporated
Barclays Capital Inc.
Citigroup Global Markets Inc.
Goldman, Sachs & Co.
Wells Fargo Securities, LLC
As Representatives of the several Underwriters named in Schedule 1 thereto
c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated
One Bryant Park
New York, New York 10036
Ladies and Gentlemen:
     The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of units representing limited partner interests (the “LP Units”) of Buckeye Partners, L.P., a Delaware limited partnership (the “Partnership”) from BGH GP Holdings, LLC, a Delaware limited liability company (the “Selling Unitholder”), and that the Underwriters propose to reoffer the LP Units to the public (the “Offering”).
     In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any LP Units (including, without limitation, LP Units that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and LP Units that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for LP Units, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of LP Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of LP Units or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any LP Units or securities convertible into or exercisable or exchangeable for LP Units or any other securities of the Partnership or (4) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the 60th day after the date of the Prospectus relating to the Offering (such 60-day period, the “Lock-Up Period”).

Exhibit A - Page 1

     The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Letter Agreement during the period from the date of this Lock-Up Letter Agreement to and including the 34th day following the expiration of the Lock-Up Period, he will give notice thereof to the Partnership and will not consummate such transaction or take any such action unless he has received written confirmation from the Partnership that the Lock-Up Period (as such may have been extended pursuant to this paragraph) has expired.
     The foregoing limitations shall not apply to (a) transactions relating to LP Units or other securities acquired in open market transactions after the completion of the Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with subsequent sales of LP Units or other securities acquired in such open market transactions, (b) transfers of LP Units or any security convertible into LP Units as a bona fide gift, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with such bona fide gifts, (c) with respect to Buckeye Pipe Line Services Company, a Pennsylvania corporation (“Services Company”), LP Units sold in connection with (i) the liquidation of employee accounts in the Buckeye Pipe Line Services Company Employee Stock Ownership Plan at or about the time such person ceases to be an employee of Services Company, or (ii) the sale by participants who are 55 years old or older of a portion of their accounts in the Buckeye Pipe Line Services Company Employee Stock Ownership Plan in connection with IRS diversification regulations, or (d) distributions of LP Units or any security convertible into LP Units to limited partners or stockholders of the undersigned; provided that in the case of any transfer or distribution pursuant to clause (b) or, other than for Services Company, (d), each donee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter.
     In furtherance of the foregoing, the Partnership and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.
     It is understood that, if the Selling Unitholder and the Partnership notify the Underwriters that they do not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof that survive termination) shall terminate or be terminated prior to payment for and delivery of the LP Units, the undersigned will be released from his obligations under this Lock-Up Letter Agreement.
     The undersigned understands that the Partnership, the Selling Unitholder and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.
     Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation among the Partnership, the Selling Unitholder and the Underwriters.
[Signature page follows]

Exhibit A - Page 2

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:
Dated: January ___, 2011

Exhibit A - Page 3

EXHIBIT B
FORM OF OPINION OF ISSUER COUNSEL
     (a) Each of the General Partner, Mainline GP, Wood River, Energy Holdings, Gas Storage, Transportation, Lodi Gas, Energy Services, Buckeye Terminals and Atlantic Holdings is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with full limited liability company power and authority to own or lease, as the case may be, and to operate its properties and conduct the Partnership’s business as described in the Pricing Disclosure Package and, with respect to the General Partner, to act as the general partner of the Partnership, to execute and deliver the Underwriting Agreement on behalf of itself and on behalf of the Partnership, as the general partner thereof, and to perform its obligations under the Underwriting Agreement; and each is duly qualified or registered to do business as a foreign limited liability company in, and is in good standing under the laws of, each jurisdiction listed across from each such entity’s name on Schedule I hereof[, except that MainLine GP is registered in such jurisdictions under the name MainLine GP, Inc., predecessor by conversion to MainLine GP].
     (b) Each of the Partnership, the Operating Partnerships, BGH and MainLine L.P. is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with full partnership power and authority to own or lease, as the case may be, and to operate its properties and conduct the Partnership’s business as described in the Pricing Disclosure Package and, with respect to the Partnership, to execute and deliver the Underwriting Agreement and to perform its obligations under the Underwriting Agreement; and each is duly qualified or registered to do business as a foreign limited partnership in, and is in good standing under the laws of, each jurisdiction listed across from each such entity’s name on Schedule I hereof.
     (c) BGH is the sole member of the General Partner; and such membership interest has been duly authorized and validly issued and is owned by BGH free and clear of any Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming BGH as debtor is on file with the Secretary of State of Delaware or (B) otherwise known to us, except for those Liens created by or arising under Section 18-607 of the Delaware Limited Liability Company Act (the “DLLCA”) or the limited liability company agreement of the General Partner.
     (d) The General Partner is the sole general partner of the Partnership, with a noneconomic general partner interest in the Partnership; such general partner interest is the only general partner interest in the Partnership that is issued and outstanding; and such general partner interest has been duly authorized and validly issued and is owned by the General Partner free and clear of any Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file with the Secretary of State of Delaware or (B) otherwise known to us, except for those Liens created by or arising under Section 17-607 of DRULPA or the Partnership Agreement.
     (e) The limited partners of the Partnership hold LP Units in the Partnership aggregating a 100% limited partner interest in the Partnership, represented by 79,714,307 LP

Exhibit B - Page 1

Units, including 11,762,623 LP Units owned by the Selling Unitholder; such LP Units are the only limited partner interests of the Partnership that are issued and outstanding; all of such LP Units have been duly authorized and validly issued and are fully paid and nonassessable (except to the extent such nonassessability may be affected by Section 17-607 of the Delaware Revised Uniform Limited Partnership Act (“DRULPA”)).
     (f) MainLine Management is the sole general partner of BGH, with a noneconomic general partner interest in BGH; such general partner interest is the only general partner interest in BGH that is issued and outstanding; and such general partner interest has been duly authorized and validly issued and is owned by MainLine Management free and clear of any Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming MainLine Management as debtor is on file with the Secretary of State of Delaware or (B) otherwise known to us, except for those Liens created by or arising under Section 17-607 of DRULPA or BGH’s partnership agreement.
     (g) The Partnership is the sole limited partner of BGH, with a 100% limited partner interest in BGH; such limited partner interest is the only limited partner interest in BGH that is issued and outstanding; and such limited partner interest has been duly authorized and validly issued and is owned by the Partnership free and clear of any Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file with the Secretary of State of Delaware or (B) otherwise known to us, except for those Liens created by or arising under Section 17-607 of DRULPA or BGH’s partnership agreement.
     (h) The General Partner is the sole limited partner of MainLine L.P., with a 99.999% limited partner interest in MainLine L.P.; such limited partner interest is the only limited partner interest in MainLine L.P. that is issued and outstanding; and such limited partner interest has been duly authorized and validly issued and is owned by the General Partner free and clear of any Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file with the Secretary of State of Delaware or (B) otherwise known to us, except for those Liens created by or arising under Section 17-607 of DRULPA or MainLine L.P.’s partnership agreement.
     (i) The General Partner is the sole member of MainLine GP, with a 100% limited liability company interest in MainLine GP; such limited liability company interest is the only limited liability company interest in MainLine GP that is issued and outstanding; and such limited liability company interest in MainLine GP has been duly authorized and validly issued, is fully paid and nonassessable (except to the extent such nonassessability may be affected by Section 18-607 of the DLLCA) and is owned by the General Partner free and clear of any Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file with the Secretary of State of Delaware or (B) otherwise known to us, except for those Liens created by or arising under Section 18-607 of the DLLCA or limited liability company agreement of MainLine GP.
     (j) MainLine GP is the sole general partner of MainLine L.P., with a 0.001% general partner interest in MainLine L.P.; such general partner interest is the only general partner interest in MainLine L.P. that is issued and outstanding; and such general partner interest has been duly

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authorized and validly issued and is owned by MainLine GP free and clear of any Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming MainLine GP (or Mainline GP, Inc.) as debtor is on file with the Secretary of State of Delaware or (B) otherwise known to us, except for those Liens created by or arising under Section 17-607 of DRULPA or MainLine L.P.’s partnership agreement.
     (k) MainLine L.P. is the sole general partner of each of the Operating Partnerships, with a general partner interest in each of the Operating Partnerships of 1% (other than BPH, in which MainLine L.P. holds a general partner interest of approximately 0.5%); such general partner interests are the only general partner interests in the Operating Partnerships that are issued and outstanding; and such general partner interests have been duly authorized and validly issued and are owned by MainLine L.P. free and clear of any Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming MainLine L.P. as debtor is on file with the Secretary of State of Delaware or (B) otherwise known to us, except for those Liens created by or arising under Section 17-607 of DRULPA or the agreement of limited partnership of any of the Operating Partnerships.
     (l) The Partnership is the sole limited partner of each of the Operating Partnerships, with a limited partner interest in each of the Operating Partnerships of 99% (other than BPH, in which the Partnership holds a limited partner interest of approximately 99.5%); such limited partner interests are the only limited partner interests in the Operating Partnerships that are issued and outstanding; and such limited partner interests have been duly authorized and validly issued, are fully paid and nonassessable (except to the extent such nonassessability may be affected by Section 17-607 of the DRULPA) and are owned by the Partnership free and clear of any Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file with the Secretary of State of Delaware or (B) otherwise known to us, except for those Liens created by or arising under Section 17-607 of DRULPA or the agreement of limited partnership of any of the Operating Partnerships.
     (m) The Partnership is the sole member of Wood River, Energy Holdings, Transportation, Atlantic Holdings and Gas Storage with a 100% limited liability company interest in each of Wood River, Energy Holdings, Transportation, Atlantic Holdings and Gas Storage; such limited liability company interests are the only limited liability company interests in Wood River, Energy Holdings, Transportation, Atlantic Holdings and Gas Storage that are issued and outstanding; and such limited liability company interests have been duly authorized and validly issued, are fully paid and nonassessable (except to the extent such nonassessability may be affected by Section 18-607 of the DLLCA) and are owned by the Partnership free and clear of any Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file with the Secretary of State of Delaware or (B) otherwise known to us, except for those Liens created by or arising under Section 18-607 of the DLLCA or the limited liability company agreement of any of Wood River, Energy Holdings, Transportation, Atlantic Holdings and Gas Storage, as applicable.
     (n) BPH is the sole member of Buckeye Terminals, with a limited liability company interest in Buckeye Terminals of 100%; such limited liability company interest is the only limited liability company interest in Buckeye Terminals that is issued and outstanding; and such

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limited liability company interest in Buckeye Terminals has been duly authorized and validly issued, is fully paid and nonassessable (except to the extent such nonassessability may be affected by Section 18-607 of the DLLCA) and is owned by BPH free and clear of any Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming BPH as debtor is on file with the Secretary of State of Delaware or (B) otherwise known to us, except for those Liens created by or arising under Section 18-607 of the DLLCA or the limited liability company agreement of Buckeye Terminals.
     (o) Gas Storage is the sole member of Lodi Gas, with a limited liability company interest in Lodi Gas of 100%; such limited liability company interest is the only limited liability company interest in Lodi Gas that is issued and outstanding; and such limited liability company interest in Lodi Gas is owned by Gas Storage free and clear of any Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Gas Storage as debtor is on file with the Secretary of State of Delaware or (B) otherwise known to us, except for those Liens created by or arising under Section 18-607 of the DLLCA or the limited liability company agreement of Lodi Gas.
     (p) Energy Holdings is the sole member of Energy Services, with a limited liability company interest in Energy Services of 100%; such limited liability company interest is the only limited liability company interest in Energy Services that is issued and outstanding; and such limited liability company interest in Energy Services has been duly authorized and validly issued, is fully paid and nonassessable (except to the extent such nonassessability may be affected by Section 18-607 of the DLLCA) and is owned by Energy Holdings free and clear of any Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Energy Holdings as debtor is on file with the Secretary of State of Delaware or (B) otherwise known to us, except for those Liens created by or arising under Section 18-607 of the DLLCA or the limited liability company agreement of Energy Services.
     (q) Our opinion that was filed as Exhibit 8.1 to the Partnership’s Current Report on Form 8-K on [_______________, 2011] and is incorporated by reference into the Registration Statement is confirmed, and the Underwriters may rely upon such opinion as if it were addressed to the Underwriters.
     (r) The [Firm/Option] Units have been duly and validly authorized, and are fully paid and nonassessable (except to the extent such nonassessability may be affected by Sections 17-607 and 17-804 of the DRULPA); the [Firm/Option] Units are free of statutory preemptive rights and, to our knowledge, contractual preemptive rights, resale rights, rights of first refusal and similar rights; the [Firm/Option] Units are duly listed, and admitted and authorized for trading on the New York Stock Exchange; the form of certificate for the LP Units conforms in all material respects with the requirements of the Partnership Agreement; the holders of outstanding LP Units of the Partnership are not entitled to statutory, preemptive or, to our knowledge, other similar contractual rights to subscribe for the [Firm/Option] Units; and, except as set forth in the Pricing Disclosure Package, to our knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, partnership or ownership interests in the Partnership are outstanding.

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     (s) To our knowledge, there are no actions, suits or proceedings pending, threatened or contemplated by or before any court or governmental agency, authority or body or any arbitrator involving any of the Partnership Entities or to which any of their respective directors or officers in such capacity is a party or any of their respective properties is subject, at law or in equity, of a character required to be disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus which is not disclosed as required, and to our knowledge, there are no contracts, agreements or other documents of a character required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus, or to be filed as an exhibit thereto, which are not so described or filed as required.
     (t) The authorized partnership interests of the Partnership, including the [Firm/Option] Units, conform in all material respects to the description thereof contained in each of the Pricing Disclosure Package and the Prospectus.
     (u) The Registration Statement has become effective under the Securities Act. Any required filing of any Preliminary Prospectus, the Prospectus, and any supplements thereto, pursuant to Rule 424(b) or 430B under the Securities Act, has been made in the manner and within the time period required by Rule 424(b) and in compliance with Rule 430B under the Securities Act. To our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened.
     (v) The Pricing Disclosure Package and the Prospectus (except as to the financial statements and schedules, accounting information and other financial data derived therefrom, contained in the Pricing Disclosure Package and the Prospectus, as to which we express no opinion) comply as to form in all material respects with the requirements of the Securities Act (including, in the case of the Prospectus, Section 10(a) of the Securities Act).
     (w) The conditions to the use of Form S-3 in connection with the offering and sale of the Units as contemplated by the Underwriting Agreement have been satisfied.
     (x) The Registration Statement, on the latest Effective Date and on the date hereof, the Preliminary Prospectus, as of the Applicable Time, and the Prospectus, when filed with the Commission pursuant to Rule 424(b) and on the date hereof, appear on their face to be appropriately responsive as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except as to the financial statements and schedules, accounting information and other financial or accounting data derived therefrom, contained in such documents or omitted therefrom, as to which we express no opinion).
     (y) None of the Partnership Entities is, and after giving effect to the offering and sale of the [Firm/Option] Units as described in the Prospectus, will be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
     (z) No consent, waiver, notice, approval, authorization, filing with or order of, or any other action by, any federal, state or local governmental or regulatory commission, board, body, authority, agency or court is required in connection with the offering and sale of the [Firm/Option] Units or consummation of the transactions contemplated in the Underwriting

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Agreement, except such as (A) may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the [Firm/Option] Units by the Underwriters in the manner contemplated by the Underwriting Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (B) have been obtained (other than such consents, waivers, notices, approvals, authorizations, filings or orders that, if not obtained, individually or in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the General Partner, the Partnership and their subsidiaries, taken as a whole).
     (aa) None of (A) the offer or sale of the [Firm/Option] Units or (B) the execution, delivery or performance of the Underwriting Agreement by the General Partner or the Partnership or the consummation of the transactions contemplated by the Underwriting Agreement, or the fulfillment of the terms thereof, will result in a breach or violation of, event of default under (or constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under), or imposition of any lien, charge or encumbrance upon any property or assets of any of the Partnership Entities pursuant to, (1) the Operative Documents, (2) any agreement filed as an exhibit to the Partnership’s Form 10-K for the year ended December 31, 2009 or any subsequent reports filed as of the date hereof under the Exchange Act by the Partnership or (3) any applicable law of the United States of America, the laws of the State of New York, the DRULPA or the DLLCA, excluding in the case of clauses (2) and (3) any such breaches, violations, events of defaults or impositions as would not have a Material Adverse Effect.
     (bb) To our knowledge, except as disclosed in the Registration Statement, the Prospectus or the Pricing Disclosure Package, no person has the right to require the registration under the Securities Act of any securities of the Partnership or to include any such securities in the Registration Statement or the offering contemplated by the Underwriting Agreement, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the [Firm/Option] Units as contemplated by the Underwriting Agreement or otherwise.
     (cc) Each of the Operative Documents has been duly authorized, executed and delivered by the parties thereto and is a valid and legally binding agreement of the parties thereto, enforceable against the parties thereto in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
     (dd) Each document filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (except for the financial statements and financial schedules and accounting information and other financial and accounting data included therein, as to which we express no opinion) appeared on its face to be appropriately responsive as of its filing date as to form in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder; the Registration Statement, as of the time of its most recent effectiveness, and the Prospectus, as of its date, (except for the financial statements and financial schedules and accounting information and other financial and accounting data included therein, as to which we express no opinion) appeared on

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their face to be appropriately responsive as to form in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.
     (ee) The Underwriting Agreement has been duly authorized, executed and delivered by each of the General Partner, individually, and the General Partner on behalf of the Partnership.
     (ff) At such Delivery Date, all partnership or limited liability company action required to be taken by the Partnership, any of its unitholders (in their capacity as such, and not, in the case of BGH GP Holdings, LLC, in its capacity as Selling Unitholder) or any of the Partnership Entities for the execution and delivery of the Underwriting Agreement and the consummation of the transactions contemplated by the Underwriting Agreement shall have been validly taken.
     In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of New York, the Delaware Revised Uniform Limited Partnership Act and the Delaware Limited Liability Company Act.
     Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that such counsel has reviewed the Registration Statement, the Prospectus and the Pricing Disclosure Package and participated in conferences with officers and other representatives of the General Partner, the Partnership and the Selling Unitholder, representatives of the independent public accountants of the Partnership and representatives of the Underwriters at which the contents of the Registration Statement, the Prospectus and the Pricing Disclosure Package and related matters were discussed, and that based on the foregoing, nothing has come to the attention of such counsel that causes it to believe that:
     (a) the Registration Statement, as of the time of most recent effectiveness, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
     (b) the Prospectus, as of its date and as of such Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or
     (c) the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;
except that in each case such counsel need express no belief with respect to the financial statements and notes and schedules thereto or other financial or accounting data contained or incorporated by reference in or omitted from the Registration Statement, the Prospectus or the Pricing Disclosure Package. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or

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fairness of the statements contained in the Registration Statement, the Prospectus or the Pricing Disclosure Package, except to the extent set forth in paragraphs (q), (s) and (t) above.

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EXHIBIT C
FORM OF OPINION OF SELLING UNITHOLDER COUNSEL
     (a) The Underwriting Agreement has been duly executed and delivered by or on behalf of the Selling Unitholder to the extent (if any) that execution and delivery thereof by or on behalf of the Selling Unitholder are governed by the Applicable Laws.
     (b) The execution and delivery by the Selling Unitholder of the Underwriting Agreement did not, and the sale today by the Selling Unitholder of the Units in accordance with the terms of the Underwriting Agreement will not, violate any Applicable Law, except for such violations that would not be reasonably expected to have a Material Adverse Effect.
     (c) No Governmental Approval is required to be obtained or made on or prior to the date hereof for the execution and delivery by the Selling Unitholder of the Underwriting Agreement or the deposit and sale today by the Selling Unitholder of the Units to be sold by the Selling Unitholder in accordance with the terms of the Underwriting Agreement.
     (d) Assuming that each Underwriter acquires its interest in the Units it has purchased from the Selling Unitholder without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code as in effect in the State of New York (the “UCC”)), each Underwriter that has purchased such Units delivered on the date hereof to The Depository Trust Company or other securities intermediary by making payment therefor as provided in the Underwriting Agreement and that has had such Units credited to the securities account or accounts of such Underwriter maintained with The Depository Trust Company or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Units purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such security entitlement.

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